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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 1, 1997
                                                 ------------------------------

                     Universal Automotive Industries, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                            1-13516                     36-3973627
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(State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)



3350 North Kedzie Avenue, Chicago, Illinois                         60618-5722
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (773) 478-2323
                                                   ----------------------------


     N/A
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(Former name or former address, if changed since last report)




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Item 5. Other Events.
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     Universal Automotive Industries, Inc. (the "Company") announced that
Dennis Kessler has been elected to the Board of Directors at its Annual Meeting of Shareholders held June 26, 1997. Mr. Kessler is Co-President of Fel-Pro Incorporated. Fel-Pro is a diversified group of companies which manufacture and distribute products to the automotive original equipment and aftermarket service parts industries, as well as the maintenance and repair industries worldwide.

     Mr. Kessler brings a wide breadth or experience to Universal's Board of Directors. He has served Fel-Pro as Quality Control Manager, Chief Industrial Engineer, Chief Manufacturing and Engineering Officer, Chief Original Equipment Sales Officer, and currently serves as President of the Ventures Group of the Fel-Pro companies. Mr. Kessler is also active as a lecturer and volunteer for various civic and charitable organizations.


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EXHIBITS

      99.   ADDITIONAL EXHIBITS.
            --------------------


            1.   Press Release dated July 1, 1997.
















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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Universal Automotive Industries, Inc.
                                     (Registrant)




DATE: July 7, 1997                   By:  /s/ Arvin Scott
                                         ---------------------------------
                                     Name:   Arvin Scott
                                     Title:  Chief Executive Officer, President



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                                PRESS RELEASE

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
         ANNOUNCES ELECTION OF DENNIS KESSLER TO BOARD OF DIRECTORS



July 1, 1997 -- Universal Automotive Industries, Inc. (NASDAQ - UVSL and UVSLW; CHX - UVS and UVSWS) today announced that Dennis Kessler has been elected to the Board of Directors at its Annual Meeting of Shareholders held June 26, 1997. Mr. Kessler is Co-President of Fel-Pro Incorporated. Fel-Pro is a diversified group of companies which manufacture and distribute products to the automotive original equipment and aftermarket service parts industries, as well as the maintenance and repair industries worldwide.

Mr. Kessler brings a wide breadth or experience to Universal's Board of Directors. He has served Fel-Pro as Quality Control Manager, Chief Industrial Engineer, Chief Manufacturing and Engineering Officer, Chief Original Equipment Sales Officer, and currently serves as President of the Ventures Group of the Fel-Pro companies. Mr. Kessler is also active as a lecturer and volunteer for various civic and charitable organizations.

Universal Automotive, with headquarters in Chicago, specializes in the distribution and manufacture of brake rotors and other brake parts, under its private label "UBP - Universal Brake Parts," in the United States and Canada.

For further information contact:  Jerome J. Hiss, CFO (773-478-2323 X227)